SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	May 7, 2002 (May 7, 2002)

CUMULUS MEDIA INC.

(Exact name of registrant as specified in its charter)

Illinois	000-24525	36-4159663

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

3535 Piedmont Road, Building 14, Fourteenth Floor, Atlanta, Georgia	30305

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(404) 949-0700

Item 5. Other Events.

On May 7, 2002, Cumulus Media Inc. issued a press release announcing its financial results and other data for the quarter ended March 31, 2002, as well as certain additional information, as more fully described in the press release, a copy of which is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

The following exhibits are filed with this report:

Exhibit No.	Exhibit Description

99.1	Press Release dated May 7, 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUMULUS MEDIA INC

By:	/s/	Lewis W. Dickey, Jr.

	Name:	Lewis W. Dickey, Jr.
	Title:	Chairman, President and Chief Executive Officer

Date: May 7, 2002

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release dated May 7, 2002